Filed Pursuant to Rule 497(e)
1933 Act File No. 333-114371
1940 Act File No. 811-21556

Perritt Funds, Inc.

October 19, 2010

Supplement to the
Statement of Additional Information dated February 28, 2010

This Supplement modifies the Statement of Additional Information of the Perritt Emerging Opportunities Fund, the sole series of Perritt Funds, Inc., dated February 28, 2010, to provide supplemental disclosure.  Additional copies of the Prospectus may be obtained free of charge by calling 1-800-332-3133, and additional copies of the Statement of Additional Information may be obtained free of charge by calling 1-800-331-8936.

Management Information

The subsection “Management Information” under the section “Directors and Officers” of the Statement of Additional Information is amended to read in its entirety as follows:

“Management Information

The name, age, address, principal occupations during the past five years, and other information with respect to each of the directors are set forth below, along with information for the officers of the Fund.  The Fund and the Perritt MicroCap Opportunities Fund, Inc., with its sole series the Perritt MicroCap Opportunities Fund (the “MicroCap Fund”), form a “Fund Complex,” as defined in the 1940 Act.

Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director

“Disinterested” Directors of the Funds

Dianne C. Click Age: 47 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Director Portfolios in Fund Complex Overseen: 2	Indefinite, until successor elected 15 years Perritt MicroCap Opportunities Fund 5 years Perritt Emerging Opportunities Fund
Ms. Click is a licensed Real Estate Broker in the State of Montana. She has been a partner and a principal owner of a real estate sales company, Bozeman Broker Group, since April 2004. She has been licensed in the state of Montana since 1995.
None

David S. Maglich Age: 52 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Director Portfolios in Fund Complex Overseen: 2	Indefinite, until successor elected 22 years Perritt MicroCap Opportunities Fund 5 years Perritt Emerging Opportunities Fund	Mr. Maglich is a Shareholder with the law firm of Fergeson, Skipper et. al. in Sarasota, Florida and has been employed with such firm since April 1989.	None

Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director

“Interested” Director of the Fund

Michael J. Corbett (1) Age: 44 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	President
One-year term as President

As director, indefinite, until successor elected

Director since October 5, 2010

10 years as President of Perritt MicroCap Opportunities Fund

5 years as President of Perritt Emerging Opportunities Fund

Mr. Corbett has been President of the Perritt MicroCap Opportunities Fund since November 1999 and President of the Perritt Emerging Opportunities Fund since August 2004.  He has served as President of the Adviser since October 5, 2010, and previously served as Vice President of the Adviser from February 1997 until October 5, 2010.
None

(1)	Mr. Corbett is an interested person of the Funds based upon his position with the Adviser

Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director

Officers of the Fund Other Than Mr. Corbett

Gerald W. Perritt Age: 67 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Vice President
One-year term as Vice President

10 years as Vice President of, and 22 years as director of, Perritt MicroCap Opportunities Fund

5 years as Vice President and director of Perritt Emerging Opportunities Fund

Dr. Perritt was a director of the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund from their inception until October 5, 2010.  He has been Vice President of the Perritt MicroCap Opportunities Fund since November 1999 and Vice President of the Perritt Emerging Opportunities Fund since August 2004.  He served as President of the Adviser from its inception in 1987 until October 5, 2010.

None

Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director

Samuel J. Schulz Age: 68 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Vice President and Treasurer	One-year term 4 years
Mr. Schulz has been the Vice President and Treasurer of the Funds since March 2006.  He has served as Chief Financial Officer of the Adviser since January 2005.  From January 2004 to January 2005, Mr. Schulz was a securities analyst for the Adviser.

N/A

Name, Address, and Age	Position(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Other Directorships Held by Director

Allison B. Hearst Age: 47 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Secretary	One-year term Since 2010	Mrs. Hearst has 13 years of experience in the mutual fund industry, including a previous tenure at the Adviser beginning in 1990. Mrs. Hearst returned to the Adviser in 2007.	N/A

Lynn E. Burmeister Age: 51 300 South Wacker Drive, Suite 2880 Chicago, IL 60606	Vice President and Chief Compliance Officer	One-year term Since 2010	Mrs. Burmeister has worked in the financial industry since 1980. Her previous experience includes work at Harris Associates, Gofen & Glossberg and Optimum Investments.	N/A”

Investment Adviser

The first paragraph under the section “Investment Adviser” of the Statement of Additional Information is amended to read in its entirety as follows:

“Perritt Capital Management, Inc., 300 South Wacker Drive, Suite 2880, Chicago, Illinois, currently serves as investment adviser to the Fund pursuant to an investment advisory agreement dated October 5, 2010 (the “Advisory Agreement”).  The Adviser is a wholly owned subsidiary of IIS.  Michael J. Corbett, President of the Adviser, owns a majority of the outstanding common stock of IIS and controls both IIS and the Adviser.”

Portfolio Manager

The section “Portfolio Manager” of the Statement of Additional Information is amended to read in its entirety as follows:

“The Adviser to the Fund is Perritt Capital Management, Inc.  Michael Corbett serves as portfolio manager of the Fund.  In addition to the Fund, Mr. Corbett is also responsible for the day-to-day management of accounts other than the Fund.  Information regarding the other accounts managed by the Fund’s portfolio manager, including the number of accounts, the total assets in those accounts and the categorization of the accounts as of October 31, 2009 is set forth below.

Other Accounts	Total Number of Accounts	Total Assets	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	1	$324 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	216	$67 million	0	$0

Perritt Capital Management has not identified any material conflicts between the Fund and other accounts managed by Michael Corbett.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts.  The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts.  Perritt Capital Management’s fees for the services it provides to other accounts vary and may be higher or lower that the advisory fees it receives from the Fund.  This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

As of October 31, 2009, the portfolio manager’s compensation consists of a fixed salary and bonus.  The fixed salary is reviewed periodically by Mr. Corbett as the sole member of the Board of Directors of the Adviser, and may be increased based on the consideration of various factors including, but not limited to, the portfolio manager’s experience, overall performance (including how well the Fund and the other accounts perform generally under the management of the portfolio manager), and management responsibilities with the Adviser.  The portfolio manager’s fixed salary is not based on the Fund or the other accounts achieving certain performance targets or certain asset values in their portfolios.  When the Adviser’s Board of Directors considers the overall performance of the portfolio manager in managing the Fund and the other accounts, it uses the same methods for determining their performance with respect to the Fund and the other accounts.  Along with all other employees of the Adviser, the portfolio manger is eligible to receive a discretionary contribution from the Adviser to his IRA account.  These contributions range from 0% to 20% of their salary based on the Adviser’s profitability.  The portfolio manager is also eligible to receive a bonus based on the pre-tax investment performance of the Fund measured against the performance of the MSCI U.S. MicroCap Index over rolling one, three and five calendar year periods.  For each such period that the performance of the Fund outperforms the index, the portfolio manager receives a bonus equal to a percentage of the portfolio manager’s fixed salary. The percentage is determined by the Adviser in its discretion.

The dollar range of Fund shares beneficially owned by the portfolio manager as of October 31, 2009 is $100,001- $500,000.”

* * *

This Supplement is dated October 19, 2010.  Please retain this Supplement for future reference.